EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned each agree that (i) the statement on Schedule 13G relating to the common stock of Laredo Petroleum Holdings, Inc., a Delaware corporation, has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13G will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and (iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13G as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.  In evidence thereof, the undersigned, being duly authorized, have executed this Joint Filing Agreement as of December 22, 2011.

WARBURG PINCUS PRIVATE EQUITY IX, L.P.

By: Warburg Pincus IX LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS IX LLC

By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS PRIVATE EQUITY X O&G, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Schedule 13G Joint Filing Agreement

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner
By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS X, L.P.

By: Warburg Pincus X LLC, its general partner
By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS X LLC

By: Warburg Pincus Partners LLC, its sole member
By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS PARTNERS LLC

By: Warburg Pincus & Co., its managing member

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

WARBURG PINCUS & CO.

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Partner

Schedule 13G Joint Filing Agreement

WARBURG PINCUS LLC

By:	/s/ Scott A. Arenare
Name:	Scott A. Arenare
Title:	Member and Managing Director

CHARLES R. KAYE

By:	/s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact*

JOSEPH P. LANDY

By:	/s/ Scott A. Arenare
Scott A. Arenare, Attorney-in-fact**

*                 Power of Attorney given by Mr. Kaye was previously filed with the United States Securities and Exchange Commission (the “SEC”) on March 2, 2006, as an exhibit to the Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

**          Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006, as an exhibit to the Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc.

Schedule 13G Joint Filing Agreement